SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


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[_] Confidential, For Use Of The
    Commission Only (As Permitted By
    Rule 14A-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             ADVENT SOFTWARE, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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    paid previously. Identify the previous filing by registration statement
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Notes:

                                  [ADVENT LOGO]

                                                                   April 4, 2000
Dear Advent Shareholders,


Advent's 2000 Annual Meeting of Stockholders will be held on Thursday, May 4, 2000 at 10:00 am at our corporate offices, located at 301 Brannan Street, San Francisco, California 94107. We look forward to your attending either in person or by proxy. The Notice of Annual Meeting, the Proxy Statement and the Proxy Card from the Board of Directors are enclosed. These materials provide further information concerning the Annual Meeting.

Since our last Annual Meeting we have split our stock twice, a three-for-two stock split in July 1999 and a two-for-one in February 2000. These stock splits had the effect of using a significant majority of our authorized Common Stock since stock split are effected in the form of share dividends under Delaware Corporate law. Therefore, we are proposing to increase the number of authorized shares. The share increase will reestablish approximately the same proportion of authorized shares to issued shares that existed prior to our stock splits. The Board of Directors recommends that you vote FOR the increase in the number of authorized shares of Common Stock.

Another item for consideration at our Annual Meeting is an increase in the number of shares available under our Directors' Option Plan. As we continue to grow and expand our operations we may also expand our board of directors by adding individuals who have relevant industry experience. This share increase will give us the ability to attract high quality industry experts to join our board and to retain our current board members. The Board of Directors recommends that you vote FOR the increase in the shares reserved for issuance under the Directors' Option Plan.

The final two agenda items at this year's Annual Meeting include the annual election of directors and the annual proposal to ratify the appointment of our independent auditing firm. The Board of Directors recommends that you vote FOR the election of the slate of nominees for directors and FOR ratification of the appointment of the independent auditors.

Sincerely yours,



Irv H. Lichtenwald
Secretary

                              ADVENT SOFTWARE, INC.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held on May 4, 2000

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Advent Software, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 4, 2000 at 10:00 a.m., local time, at its corporate offices, located at 301 Brannan Street, San Francisco, California 94107, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 40,000,000 to 120,000,000.

3. To approve an amendment of the Company's 1995 Directors' Option Plan providing for an increase in the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares.

4. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending
         December 31, 2000.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on March 15, 2000 are entitled to notice of and to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                                           Irv H. Lichtenwald
                                                           Secretary

San Francisco, California
April 4, 2000

================================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

================================================================================

                              ADVENT SOFTWARE, INC.

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                               PROCEDURAL MATTERS

GENERAL

     The enclosed Proxy is solicited on behalf of Advent Software, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, May 4, 2000 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

     The Annual Meeting will be held at the Company's corporate offices at 301 Brannan Street, San Francisco, California 94107. The Company's telephone number is (415) 543-7696.

     These proxy solicitation materials were mailed on or about April 4, 2000, together with the Company's 1999 Annual Report to Stockholders, to all stockholders entitled to vote at the meeting.

     Advent's Board of Directors approved a three-for-two stock split of the Company's Common Stock in July 1999 and a two-for-one stock split of the Company's Common Stock in February 2000. Both stock splits were effected as a stock dividend. All shares and per share data in this proxy statement have been adjusted to reflect both stock dividends.

RECORD DATE

     Stockholders of record at the close of business on March 15, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, approximately 29.5 million shares of the Company's common stock, $.01 par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in


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


forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter, electronic mail, or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to amend the Director Option Plan and to ratify the appointment of auditors. The affirmative vote of the outstanding stock of the corporation entitled to vote on the matter is required to amend the Certificate of Incorporation.

     Under the General Corporation Law of the State of Delaware, an abstaining vote and broker "non-vote" are counted as present and entitled to vote and are, therefore, included for the purposes of determining whether a quorum of shares is present at a meeting. Neither abstentions nor broker "non-votes" effect the election of directors as the votes required is a plurality of the votes duly cast. Abstaining votes and broker "non-votes" are not deemed to be "votes cast." As a result, while abstentions are deemed to be "votes cast" and will have the effect of votes in opposition of any given proposal, broker "non-votes" are not included in the tabulation of the voting results on issues requiring the approval of a majority of the votes cast. They therefore do not have the effect of votes in opposition in such tabulations. However in the case of the amendment of the Certificate of Incorporation, broker "non-votes" will have the same effect as votes against the proposal since the affirmative vote of the outstanding stock of the corporation entitled to vote on the matter is required to amend the Certificate of Incorporation.

     A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2001 Annual Meeting of Stockholders must be received by the Company no later than December 5, 2000 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

     The Company's Bylaws authorize a Board of six directors. A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The name of and certain information regarding each nominee are set forth below.

                Name             Age(1)         Principal Occupation
--------------------------------------------------------------------------------
Stephanie G. DiMarco.............  42     Chairman of the Board
Peter M. Caswell.................  43     President and Chief Executive Officer
Frank H. Robinson................  56     Management Consultant
Wendell G. Van Auken.............  55     General Partner, Mayfield Fund
William F. Zuendt................  53     President and Chief  Operating Officer
                                         (Retired),  Wells Fargo and Company
Monte Zweben.....................  36     Chief Executive Officer, Blue Martini
                                          Software

(1)      As of the record date, March 15, 2000

     Ms. DiMarco founded Advent in June 1983. She became Chairman of the Board in November 1995. In addition, she served as President until April 1997 and Chief Executive Officer until November 1999. Ms. DiMarco holds a B.S. in Business Administration from the University of California at Berkeley.

     Mr. Caswell joined Advent in December 1993 as Vice President, Sales and Professional Services. In 1996 Mr. Caswell took on responsibility for Advent's marketing efforts and was promoted to Senior Vice President. In April 1997, Mr. Caswell became President and Chief Operating Officer. In November 1999 Mr. Caswell was promoted to President and Chief Executive Officer and elected to our Board of Directors. Prior to joining Advent, Mr. Caswell held various management positions, including Vice President and General Manager, Western Region, with Dun & Bradstreet Software Services, Inc. and its predecessor, Management Science America, Inc., a supplier of computer software for finance, marketing, manufacturing and human resource functions. Mr. Caswell holds a diploma in Management Studies (M.B.A. equivalent) and a Higher National Diploma in Agriculture (B.S. equivalent) from Seale Hayne College in England.

     Mr. Robinson has been a director of Advent since February 1985. Since 1982, Mr. Robinson has been a management consultant specializing in the development of technology-based products and services. Mr. Robinson holds an M.B.A. and a B.A. in Physics from the State University of New York at Buffalo.

     Mr. Van Auken has been a director of Advent since September 1995. Mr. Van Auken has been a general partner of Mayfield Fund, a venture capital firm, since October 1986. Mr. Van Auken holds an M.B.A. from Stanford University and a B.E.E. from Rensselaer Polytechnic Institute. Mr. Van Auken is a director of Montgomery Street Income Securities, Inc., an investment company.

     Mr. Zuendt became a director in August 1997. Mr. Zuendt retired as president and chief operating officer of Wells Fargo & Company and its principal subsidiary, Wells Fargo Bank, in 1997. Mr. Zuendt joined Wells Fargo in 1973 with responsibility for its computer systems and operations. Throughout the 1980's he directed Wells Fargo's retail banking business and was elected president in 1994. Mr. Zuendt earned a B.S. degree in mathematics from Rensselaer Polytechnic Institute and an MBA degree from Stanford University. Mr. Zuendt is a director of 3Com Corporation, a global data networking company, and Be, Inc., a software platform provider for media rich Internet appliance applications.

     Mr. Zweben became a director in November 1997. He has served as Chief Executive Officer of Blue Martini Software, a leading provider of Internet merchandising solutions, since June 1998. Mr. Zweben founded Red Pepper Software in 1992 and served as Chief Executive Officer, President and Chairman until its $250 million merger with PeopleSoft in September of 1996. Mr. Zweben received an M.S. degree in Computer Science and Industrial Management at Carnegie-Mellon University.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of six meetings (including regularly scheduled and special meetings) during fiscal 1999. No incumbent director during the last fiscal year, while a member of the Board of Directors, attended fewer than 75% of (i) the total number of meetings of the Board of Directors or (ii) the total number of meetings held by all committees on which such director served.

     The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee, which currently consists of Messrs. Zuendt and Van Auken, is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors,
(iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held one meeting during fiscal 1999.

     The Compensation Committee, which currently consists of Messrs. Robinson and Zweben, is responsible for (i) reviewing and approving the compensation and benefits for the Company's officers and other employees, (ii) administering the Company's stock purchase and stock option plans, and (iii) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held one meeting during fiscal 1999.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company. However, nonemployee members of the Board of Directors receive an annual cash retainer of $5,000 and $1,250 for attendance at each meeting of the Board of Directors or any committee thereof.

     In addition, nonemployee directors participate in the Company's 1995 Director Option Plan (the "Director Plan"). The Director Plan was approved by the Board in October 1995 and was ratified by stockholders in November 1995, at which time a total of 225,000 shares of Common Stock were reserved for issuance thereunder. As of March 15, 2000, there were 192,000 options outstanding under the Director Plan. The Director Plan became effective on the date of the Company's initial public offering on November 15, 1995, and is currently administered by the Board of Directors. Under the Director Plan, each nonemployee director is automatically granted a non-qualified option to purchase 30,000 shares on the date upon which such person first becomes a director (the "Initial Option") with an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant. Thereafter, each nonemployee director is automatically granted an option to purchase 6,000 shares of Common Stock on December 1st of each year, except in the year the Director Plan was adopted ("Subsequent Option"), provided he or she has served as a director for at least six months as of such date.

     Options granted under the Director Plan have a term of ten years unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan. Such options are transferable by the optionee only in certain limited circumstances and each option is exercisable during the lifetime of the director only by such director or a permitted transferee. Initial Options granted under the Director Plan vest as to one-fifth (1/5) of the shares on the first anniversary date of grant and as to the remaining shares, ratably each month over the ensuing four years. Subsequent Options begin to


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


vest on the fourth anniversary of the date of grant and vest ratably each month over the next 12 month period. The Director Plan is designed to work automatically, without administration; however, to the extent administration is necessary, the Director Plan has been structured so that options granted to non-employee directors who administer the Company's other employee benefit plans shall qualify as transactions exempt from Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 16b-3 promulgated thereunder.

REQUIRED VOTE

     The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

           MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.


                                 PROPOSAL NO. 2

            APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 40,000,000 to 120,000,000 (the "Amendment"). Accordingly, the Board of Directors has unanimously approved the Amendment and hereby solicits the approval of the Company's stockholders of the Amendment. If the Amendment is adopted by the stockholders, it will become effective upon filing of a Certificate of Amendment of the Company's Certificate of Incorporation in substantially the form attached hereto Exhibit A, with the Secretary of State of the State of Delaware.

     As of March 15, 2000, the Company has 40 million authorized shares of Common Stock. Of this authorized number, approximately 29.5 million shares were outstanding and approximately 8.8 million shares were reserved for issuance under the Company's equity compensation plans, leaving approximately 1.7 million shares unreserved, unissued and available for issuance.

PURPOSE AND EFFECT OF THE AMENDMENT

     The principal purpose of the proposal to authorize additional shares of Common Stock is to provide the Company with the flexibility to issue Common Stock for a variety of proper corporate purposes which the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by law, regulation or Nasdaq rule. These purposes include, among other things, declaring stock splits in the form of stock dividends or distributions, raising equity capital, adopting additional equity incentive plans or reserving additional shares for issuance under such plans and making acquisitions through the use of stock. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus avoid the time and expense of seeking stockholder approval in connection with the contemplated action. As a result of the Company's three-for-two stock split in July 1999 and two-for-one stock split in February 2000, the company increased its outstanding common Stock by 300% without any proportionate increase in the number of authorized shares.

Accordingly, another purpose of the proposed amendment is to establish a ratio of authorized shares to issued shares that more closely approximates the ratio that existed prior to the stock splits. The Board of Directors has no present agreement, arrangement or intention to issue any of the additional shares for which approval is sought. However, if these situations were to arise, the issuance of additional shares of Common Stock could have a dilutive effect on earnings per share and a stockholder's percentage voting power in the Company.

     The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company without further action by the stockholders (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer). The Company is not presently aware of any pending or proposed transaction involving a change in control of the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock will be required to approve this Amendment to the Company's Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                   VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE
                     COMPANY'S CERTIFICATE OF INCORPORATION.


                                 PROPOSAL NO. 3

        APPROVAL OF AMENDMENT OF THE COMPANY'S 1995 DIRECTOR OPTION PLAN

     The Company's 1995 Director Option Plan (the "Directors' Plan") was adopted by the Board of Directors in September 1995 and was approved by the stockholders in November 1995. A total of 425,000 shares of Common Stock are reserved for issuance under the Directors' Plan, including the shares submitted for stockholder approval at this meeting. As of March 15, 2000, options to purchase 192,000 shares of Common Stock had been granted under the Directors' Plan at a weighted average per share exercise price of $10.84 and 233,000 shares remained available for future grants under the Directors' Plan. There are currently four directors who are eligible to participate in the Directors' Plan.

     The stockholders are requested to approve an amendment to the Directors' Plan to increase the number of shares reserved for issuance thereunder by 200,000 for a total of 425,000 shares. The Company believes that these changes will serve to better align the interests of the directors with those of the stockholders, facilitate attracting highly qualified directors and simplify administration of the Directors' Plan. The Directors' Plan was adopted in order to permit equity participation in the Company by the non-employee directors of the Company as consideration for their service on the Board and to provide an equity incentive associated with the success of the Company's business.


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


SUMMARY OF THE DIRECTORS' PLAN

A description of the principal features of the Directors' Plan is set forth below.

     PURPOSE. The purposes of the Directors' Plan are to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive to the non-employee directors of the Company to serve as directors and to encourage their continued service on the Board.

     STOCK SUBJECT TO THE PLAN. The maximum number of shares of the Company's Common Stock that may be optioned and sold under the Directors' Plan is 425,000, including the shares submitted for approval at this meeting. If an option expires or becomes unexercisable for any reason, the unpurchased shares of stock that were subject to the option may be returned to the Directors' Plan, unless such plan has terminated, and may become available for future grant under the plan.

     ADMINISTRATION. The Directors' Plan fixes the timing of option grants, amount of the grants, basis for the exercise price and restrictions on exercise of the options in order to remove any discretionary element from the plan. Administration of the Directors' Plan, to the extent necessary, will be provided by the Board of Directors of the Company. The plan is structured such that no discretion is exercised by any person concerning material decisions regarding the Directors' Plan.

     ELIGIBILITY. The Directors' Plan provides for the automatic grant of nonstatutory options to outside directors of the Company. Upon being elected or appointed to the Company's Board of Directors, each outside director is granted an option, subject to certain vesting provisions, to purchase 30,000 shares of the Company's Common Stock (the "Initial Option"). Thereafter, if the proposed amendment is approved, each outside director who has served on the Board for at least six full months prior to the date of grant shall be automatically granted, on December 1 of each year, an option to purchase 6,000 shares of the Company's Common Stock (the "Subsequent Option"). New Directors who join the Board after June 1 but prior to December 1 of a given year shall receive no annual option in that year.

     TERM OF PLAN. The Directors' Plan shall be effective for a ten-year term unless earlier terminated pursuant to the provisions of the plan.

     TERMS OF OPTION; OPTION AGREEMENT. Options granted under the Directors' Plan have a term of ten years, unless otherwise provided in the option agreement. Each option is evidenced by a stock option agreement between the Company and the director to whom such option is granted.

     EXERCISE PRICE. The per share exercise price of each option granted under the Directors' Plan is equal to the fair market value per share on the date the option is granted. As long as the Common Stock of the Company is traded on the Nasdaq National Market, the fair market value of a share of Common Stock of the Company shall be the closing sales price for such stock on the date of grant.

     EXERCISE OF OPTION. The director-optionee must earn the right to exercise the option by continuing to serve on the Board of Directors. Options become exercisable cumulatively, as follows: Initial Options granted under the Director's Plan vest one-fifth (1/5) on the first anniversary of the date of grant and one-sixtieth (1/60) of the shares subject to the option at the end of each month thereafter. Subsequent Options granted under the Director's Plan vest one-twelfth (1/12) on the fourth anniversary and one month of the date of grant and one-twelfth (1/12) of the shares subject to the option at the end of each month thereafter.

     An option is exercised by giving written notice of the exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company.

     FORM OF CONSIDERATION. The consideration to be paid for the shares to be issued upon exercise of an option under the Directors' Plan may consist of cash, check, net exercise or other shares of the Company's Common Stock which, in the case of the shares acquired upon exercise of an option, have been beneficially owned for at least six months or which were not acquired directly or indirectly from the Company, with a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased.

     RULE 16B-3. Options granted to directors must comply with the applicable provisions of Rule 16b-3 or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Directors' Plan actions.

     TERMINATION OF STATUS AS A DIRECTOR. If a non-employee director ceases to serve as a director of the Company, options outstanding under the Directors' Plan may be exercised, if the proposed amendment is approved, within three months after he or she ceases to serve as a director of the Company to the extent such options were exercisable on the date of termination.

     DISABILITY. If a non-employee director ceases to serve on the Board of Directors due to a total and permanent disability, options outstanding under the Directors' Plan may be exercised within 12 months after termination to the extent that such options were exercisable at the date of termination.

     DEATH OF OPTIONEE. If a director-optionee should die while serving on the Company's Board of Directors, options may be exercised at any time within 12 months after death, but only to the extent the options were exercisable at the date of death.

     TERMINATION OF OPTIONS. No option is exercisable by any person after the expiration of ten years from the date the option was granted.

     Nontransferability. An option granted under the Directors' Plan is nontransferable by the holder otherwise than by will or the laws of descent and distribution, and is exercisable during the holder's lifetime only by the optionee, or in the event of the optionee's death, by the optionee's estate or by a person who acquires the right to exercise the option by bequest or inheritance.

     ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR MERGER. In the event any change is made in the Company's capitalization, such as a stock split or reverse stock split, appropriate adjustment shall be made to the purchase price and to the number of shares subject to the stock option. In the event of the proposed dissolution or liquidation of the Company, all options will terminate immediately prior to the consummation of such actions, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the outstanding options shall become fully vested and exercisable, including as to shares for which such option would otherwise be exercisable, for a period of thirty (30) days, after which the option shall terminate.

     AMENDMENT AND TERMINATION OF DIRECTOR'S PLAN. The Board may amend or terminate the Directors' Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act or any other successor law or regulation, the Company shall obtain stockholder approval of any amendment to the Directors'

Plan in such a manner and to such a degree as is required by the applicable law, rule or regulation. Any amendment or termination of the Directors' Plan shall not affect options already granted and such options shall remain in full force and effect as if the Directors' Plan had not been amended or terminated, without the director-optionee's consent. Any provisions of the Directors' Plan that affect terms required to be specified in the plan by Rule 16b-3 promulgated under the Exchange Act shall not be amended more than once every six months, other than as required by other applicable laws, rules or regulations.

FEDERAL TAX INFORMATION

     The following is only a summary of the effect of federal income tax consequences of transactions under the Directors' Plan. This summary is not intended to be exhaustive, and does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     Options granted under the Directors' Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise of the option, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the option price. Because the optionee is a director of the Company, in certain limited circumstances the date of taxation (and the date of measurement of taxable ordinary income) may be deferred unless the optionee files an election under Section 83(b) of the Code within thirty days of the date of exercise. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as compensation income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

REQUIRED VOTE

         The approval of the amendment to the Director Option Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting. The effect of an abstention is the same as a vote against the approval of the amendment of the 1995 Directors' Option Plan.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE DIRECTORS' OPTION PLAN TO INCREASE THE NUMBER OF SHARES
                       RESERVED FOR ISSUANCE THEREUNDER.



                                 PROPOSAL NO. 4

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1989. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

         The Board of Directors has conditioned its appointment of the Company's independent accountants upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the stockholders do not approve the selection of PricewaterhouseCoopers LLP, the appointment of the independent accountants will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHTOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, AS INDEPENDENT ACCOUNTANTS FOR
                     FISCAL YEAR ENDING DECEMBER 31, 2000.

                   BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth the beneficial ownership of Common Stock of the Company as of March 15, 2000 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors;
(iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table on page 12 hereof; and (iv) all directors and executive officers of the Company as a group.

                                                        Shares       Percentage
                                                     Beneficially   Beneficially
       5% Stockholders, Directors and Officers         Owned(1)      Owned (1)
-----------------------------------------------------------------------------
5% STOCKHOLDERS(2)
DiMarco/Harleen Revocable Trust(3)....................2,664,264          9.0
   c/o Advent Software, Inc.
   301 Brannan Street
   San Francisco, CA 94107
Scudder Kemper Investments, Inc.......................2,144,400          7.3
   345 Park Avenue
   New York, NY 10154
Pilgrim Baxter & Associates, Ltd......................1,792,500          6.1
     825 Duportail Road
     Wayne, PA 19087

DIRECTORS AND NAMED OFFICERS
Frank H. Robinson(4)..................................   80,500          *
Wendell G. Van Auken(5)...............................   68,498          *
Monte Zweben (6)......................................   15,000          *
William F. Zuendt (7).................................   24,000          *
Stephanie G. DiMarco(3)...............................2,664,264          9.0
Peter M. Caswell(8)...................................  443,502          1.5
Lily S. Chang(9)......................................  331,358          1.1
Irv H. Lichtenwald(10)................................   81,898          *
Armistead D. Puryear (11).............................   21,730          *

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

   (9 persons)(12)....................................3,730,750         12.6
-------------------------
*     Less than 1%
(1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of March 15, 2000 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers) with respect to the shares shown as beneficially owned.
(2) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act.
(3) Ms. DiMarco is also Chairman of the Board of the Company. Share amounts include 1,984,462 shares held by the DiMarco/Harleen Revocable Living Trust, 385,500 shares held by the DiMarco/Harleen Charitable Remainder Trust and 1,800 shares held by the DiMarco/Harleen Children's Trust as to which Ms. DiMarco shares voting and dispositive power. In addition, includes options to purchase 292,502 shares of Common Stock exercisable within 60 days of March 15, 2000.
(4) Includes options to purchase 56,500 shares of Common Stock exercisable within sixty days of March 15, 2000.
(5) Includes options to purchase 14,500 shares of Common Stock exercisable within sixty days of March 15, 2000.
(6) Includes options to purchase 15,000 shares of Common Stock exercisable within sixty days of March 15, 2000.
(7) Includes options to purchase 15,000 shares of Common Stock exercisable within sixty days of March 15, 2000.
(8) Includes 6,000 shares held under a trust for his children. Includes options to purchase 391,240 shares of Common Stock exercisable within sixty days of March 15, 2000.
(9) Includes options to purchase 108,998 shares of Common Stock exercisable within sixty days of March 15, 2000.
(10) Includes options to purchase 53,498 shares of Common Stock exercisable within sixty days of March 15, 2000.

(11) Includes options to purchase 21,730 shares of Common Stock exercisable within sixty days of March 15, 2000.
(12) Includes options held by executive officers and directors of the Company to purchase 968,968 shares of Common Stock exercisable within sixty days of March 15, 2000.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

     Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that all Forms 5 required for such persons were filed, the Company believes that during fiscal 1999 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee was formed in October 1995 and is currently composed of Messrs. Zweben and Robinson. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

     During 1997 and 1998, Mr. Frank H. Robinson, a director of the Company, served as a consultant to the Company and was paid $32,000 and $890, respectively, in consulting fees for his services. No consulting services were performed by him in 1999.

     The Company has entered into indemnification agreements with each of its directors and officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by law.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning compensation paid for services to the Company in all capacities during the last three fiscal years.

                                                                                           Long-Term
                                                                                          Compensation
                                                             Annual Compensation             Awards
                                                          ---------------------------      Securities       All Other
                                                                                           Underlying      Compensation
                                                 Year     Salary($)       Bonus($)(1)      Options (#)        ($)(2)
        Name and Principal Position

Stephanie G. DiMarco........................     1999     $332,602       $        -               -       $10,824(3)(4)
    Chairman of the Board                        1998      324,626                -               -         8,367(3)
                                                 1997      313,110                -         450,000         5,124(3)
--------------------------------------------- -------- ---------------- ---------------- --------------- -----------------
Peter M. Caswell............................     1999      305,909           50,000         100,000       12,036(3)(4)
    Chief Executive Officer and President        1998      300,000           50,000               -        8,074(3)
                                                 1997      281,828                -         360,000        5,516(3)
--------------------------------------------- -------- ---------------- ---------------- -------------- --------------
Lily S. Chang...............................     1999      305,909                -         202,500       10,549(3)(4)
    Executive Vice President and                 1998      300,000                -               -        2,821(3)
    Chief Technology Officer                     1997      268,935                -          45,000        2,294(3)
--------------------------------------------- -------- ---------------- ---------------- -------------- --------------
Irv H. Lichtenwald..........................     1999      305,909                -         150,000        9,782(3)(4)
    Senior Vice President, Chief Financial       1998      300,000                -               -        4,671(3)
    Officer and Secretary                        1997      230,516                -          45,000        5,715(3)
--------------------------------------------- -------- ---------------- ---------------- -------------- --------------
Armistead D. Puryear........................     1999      175,000          115,397(5)            -       12,691(3)
    Senior Vice President, Worldwide Sales       1998      162,500          126,318(5)      120,000        7,239(3)
                                                 1997      117,097           93,857(5)       60,000        5,703(3)
-------------------------

(1) Includes bonuses earned or accrued with respect to services rendered in the fiscal year indicated, whether or not such bonus was actually paid during such fiscal year.
(2) Unless otherwise indicated, consists of employer contributions pursuant to the 401(k) Plan.
(3)  Includes amounts paid for health care benefits.
(4) Includes amounts paid for life insurance where the Company is not the beneficiary.
(5) Bonus includes sales commissions earned of $88,648, $121,054, and $109,756 earned for 1997, 1998 and 1999, respectively.

                              CERTAIN TRANSACTIONS

     In April 1997 the Board of Directors of the Company approved and issued a $200,000 loan to Peter Caswell, President, Chief Operating Officer and Director of the Company, secured by Mr. Caswell's stock and options in the Company. The largest amount outstanding in 1999 was $150,000, plus accrued interest. In February 1999 the Board forgave $50,000 of the debt based upon Mr. Caswell's meeting certain performance goals, and the total amount currently outstanding is $100,000 and $39,596 in interest. The loan is due April 2001, or upon termination of Mr. Caswell's employment with the Company if earlier, and accrues interest at a rate of 8%.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows, as to each of the officers named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended December 31, 1999.

                          OPTION GRANTS IN FISCAL 1999

                                Individual Grants

                               Number of      Percent of                                    Potential Realizable Value
                               Securities    Total Options                                  at Assumed Annual Rates of
                               Underlying     Granted to                                   Stock Price Appreciation for
                                Options      Employees in      Exercise     Expiration            Option Term(4)
           Name                Granted(1)       Fiscal          Price        Date(3)
                                                Year(2)                                          5%              10%
---------------------------   -----------    -------------     ---------    ----------     -----------        ---------

Stephanie G. DiMarco.......            -         -             $ -              -           $        -       $        -
Peter M. Caswell...........      100,000         4.6            21.54        8/10/09         1,354,733        3,433,160
Lily S. Chang..............      202,500         9.4            21.38         5/4/09         2,722,131        6,898,415
Irv H. Lichtenwald.........      150,000         7.0            21.38         5/4/09         2,016,420        5,110,005
Armistead D. Puryear.......            -         -               -              -                    -                -
-------------------------

(1) All options in this table were granted under the 1992 Stock Option Plan and have exercise prices equal to the fair market value on the date of grant. All such options have ten-year terms and vest monthly over a five-year period.
(2) The Company granted options to purchase 2,153,470 shares of Common Stock to employees in fiscal 1999.
(3) Options may terminate before their expiration upon the termination of optionee's status as an employee or consultant, the optionee's death or an acquisition of the Company.
(4) Potential realizable value assumes that the stock price increases from the exercise price from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of approximately 62.9% (at 5% per year) and 159.4% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.


OPTION EXERCISES AND HOLDINGS

         The following table sets forth, for each of the officers in the Summary Compensation Table, certain information concerning stock options exercised during fiscal 1999, and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1999. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1999.


                        Aggregated Option Exercises in Fiscal 1999 and Fiscal 1999 Year-End Option Values

                                                                 Number of Securities            Value of Unexercised
                                 Shares                         Underlying Unexercised         In-the-Money Options at
                              Acquired on        Value        Options at Fiscal Year End        Fiscal Year End($)(1)
           Name               Exercise(#)     Realized($)    Exercisable    Unexercisable    Exercisable    Unexercisable
---------------------------   -----------     -----------    -----------    -------------    -----------    -------------

Stephanie G. DiMarco.......        -               -           255,000         195,000       $5,803,928      $4,438,298
Peter M. Caswell...........      79,500       $1,521,938       404,904         296,834       10,870,791       5,721,694
Lily S. Chang..............      78,000        2,192,112        83,872         220,630        1,793,922       2,934,876
Irv H. Lichtenwald.........      88,000        1,818,569        50,248         179,754        1,065,336       2,705,470
Armistead D. Puryear.......      93,496        1,521,257         4,128         136,078          102,956       3,205,482

-------------------------

(1) Market value of underlying securities based on the closing price of Company's Common Stock on December 31, 1999 (the last trading day of fiscal
     1999) on the Nasdaq National Market of $32.219 minus the exercise price.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee") consists of directors Monte F. Zweben and Frank H. Robinson, neither of whom is an employee or officer of the Company. The Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

     To the extent appropriate, the Company intends to take the necessary steps to conform its compensation practices to comply with the $1 million compensation deduction cap under Section 162(m) of the Internal Revenue Code of 1986, as amended.

COMPENSATION PHILOSOPHY AND POLICIES

     The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

o ensure that the executive team has clear goals and accountability with respect to corporate performance;

o establish pay opportunities that are competitive based on prevailing practices for the industry, the stage of growth, and the labor markets in which the Company operates;

o independently assess operating results on a regular basis in light of expected Company performance; and

o align pay incentives with the long-term interests of the Company's stockholders.

ELEMENTS OF COMPENSATION

     Compensation for officers and key employees includes both cash and equity elements.

     Cash compensation consists of base salary, which is determined by the level of responsibility, expertise and experience of the employee, and competitive conditions in the industry. The Committee believes that the salaries of its officers fall within the software industry norm. In addition, cash bonuses may be awarded to officers and other key employees. Compensation of sales personnel also includes sales commissions tied to quarterly targets.

     Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1992 Stock Plan (the "Option Plan") and the 1995 Employee Stock Purchase Plan (the "Purchase Plan"), which were adopted prior to the Company's initial public offering in November 1995. The Option Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has the sole authority to grant stock options to executive officers of the Company and currently administers stock option grants to employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the
Company,   external  competitive   circumstances
and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

     The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company matches up to 50% of an employee's contribution, not to exceed $500 per employee. In addition to the employer matching contribution, Advent may make a profit sharing contribution to the 401(k) Plan at the discretion of the Board of Directors.

1999 EXECUTIVE COMPENSATION

     Executive compensation for 1999 included base salary, cash and equity-based incentive compensation and, in the case of sales executives, sales commissions. Cash incentive compensation is designed to motivate executives to attain corporate, business unit and individual goals. The Company's policy is to have a significant portion of an executive's total compensation at risk based on the Company's overall performance. Executive officers, like other employees, were eligible for option grants under the Option Plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. The Chief Executive Officer's target base pay level has been analyzed using data for comparable software companies. Mr. Caswell receives no other material compensation or benefits not provided to all executive officers, except for the loan previously referred to under "Certain Transactions."

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the tax deductibility of cash compensation paid to individual executive officers to $1 million per officer. The cash compensation to be paid to the Company's executive officers in fiscal 2000 is not expected to exceed the $1 million limit per individual officer.

                           COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS


                           Monte F. Zweben
                           Frank H. Robinson

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

     The following graph sets forth the Company's total cumulative stockholder return as compared to the Standard & Poor's 500 Index and the Nasdaq Computer & Data Processing Index for the period November 16, 1995 (the date of the Company's initial public offering) through December 31, 1999. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stock represented in the Standard & Poor's 500 Index and the stocks represented in the Nasdaq Computer & Data Processing Index, respectively.


                 COMPARISON OF 49 MONTH CUMULATIVE TOTAL RETURN*
                 Among Advent Software, Inc., the S&P 500 Index and the Nasdaq Computer & Data Processing Index


                                                                    Cumulative Total Return

                                       11/16/95      12/95        12/96        12/97         12/98         12/99

Advent Software, Inc.                   100.00       98.61       168.75       159.03        261.81        536.98
S&P 500                                 100.00      103.30       127.02       169.39        217.80        263.64
Nasdaq Computer & Data Processing       100.00      100.29       123.78       152.06        271.48        573.80
----------

* $100 invested on 11/16/95 in Stock or Index including reinvestment of dividends. Fiscal year ending December 31.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                             THE BOARD OF DIRECTORS

San Francisco, California
April 4, 2000

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                              ADVENT SOFTWARE, INC.

                            (a Delaware corporation)

                                    ARTICLE I

                                CORPORATE OFFICES

         I.1      REGISTERED OFFICE

         The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

         I.2      OTHER OFFICES

         The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         II.1     PLACE OF MEETINGS

         Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

         II.2     ANNUAL MEETING

        The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the second Friday in June in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

         II.3     SPECIAL MEETING

         A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the chief executive officer, or by one or more stockholders holding shares in the aggregate entitled to cast not less than twenty percent (20%) of the votes of all shares of stock owned by stockholders entitled to vote at that meeting.

         II.4     NOTICE OF STOCKHOLDERS' MEETINGS

         All notices of meetings of stockholders shall be sent or otherwise given in accordance with Sections 2.5 and 2.6 of these bylaws not less than ten
(10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

         II.5    ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

         To be properly brought before an annual meeting or special meeting, nominations for the election of director or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors or other person so authorized pursuant to
Section 2.3 of these bylaws, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder. For such nominations or other business to be considered properly brought before the meeting by a stockholder, such stockholder must have given timely notice and in proper form of his intent to bring such business before such meeting. To be timely, such stockholder's notice must be delivered to or mailed and received by the secretary of the Corporation not less than 90 days prior to the meeting; provided, however, that in the case of a meeting called by or on behalf of the Board of Directors of the Corporation where prior notice, or public disclosure, of the meeting has not been given or made at least 100 days prior to such meeting, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a stockholder's notice to the secretary shall set forth:

                  (i) the name and address of the stockholder who intends to make the nominations, propose the business, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed;

                  (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduce the business specified in the notice;

                  (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                  (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors' and

                  (v) if applicable, the consent of each nominee to serve as director of the Corporation if so elected.

         The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

         II.6     MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

         Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

         An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

         II.7     QUORUM

         The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.8 of these bylaws.

         When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

         If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

         II.8     ADJOURNED MEETING; NOTICE

         When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         II.9     VOTING

         The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

         Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

         II.10    STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consents shall be delivered to the corporation by delivery to it registered office in the state of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

         II.11    RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

         For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

         If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

         The record date for any other  purpose  shall be as provided in Section
8.1 of these bylaws.

         II.12    PROXIES

        Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three
(3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

         II.13    ORGANIZATION

         The chairman of the board, or in the absence of the chairman, the president, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the chairman of the board, the president, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

         II.14    LIST OF STOCKHOLDERS ENTITLED TO VOTE

         The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                   ARTICLE III

                                    DIRECTORS

         III.1    POWERS

         Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

         III.2    NUMBER OF DIRECTORS

         The board of directors shall consist of six (6) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation.

         III.3    ELECTION AND TERM OF OFFICE OF DIRECTORS

         Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

         III.4    RESIGNATION AND VACANCIES

         Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

         Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

         Unless otherwise provided in the certificate of incorporation or these bylaws:

                  (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

                  (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

         If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

         If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

         III.5    REMOVAL OF DIRECTORS

         Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

         III.6    PLACE OF MEETINGS; MEETINGS BY TELEPHONE

         Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

         Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

         III.7    FIRST MEETINGS

         The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

         III.8    REGULAR MEETINGS

         Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

         III.9    SPECIAL MEETINGS; NOTICE

         Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

         Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

         III.10   QUORUM

         A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section
3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

         A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

         III.11   WAIVER OF NOTICE

         Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

         III.12   ADJOURNMENT

         A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

         III.13   NOTICE OF ADJOURNMENT

         Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four
(24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in
Section 3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

         III.14   BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors.

         III.15   FEES AND COMPENSATION OF DIRECTORS

         Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

         III.16   APPROVAL OF LOANS TO OFFICERS

         The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                                   ARTICLE IV

                                   COMMITTEES

         IV.1     COMMITTEES OF DIRECTORS

         The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of one (1) or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

         IV.2     MEETINGS AND ACTION OF COMMITTEES

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these bylaws: Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum), Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section
3.13 (notice of adjournment) and Section 3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

         IV.3     COMMITTEE MINUTES

         Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                    ARTICLE V

                                    OFFICERS

         V.1      OFFICERS

         The Corporate Officers of the corporation shall be a chief executive officer, a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

         In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the chief executive officer of the corporation in accordance with the provisions of Section 5.13 of these bylaws.

         V.2      ELECTION OF OFFICERS

         The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

         V.3      SUBORDINATE OFFICERS

         The board of directors may appoint, or may empower the chief executive officer to appoint, such executive officers who are not Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

         The chief executive officer may from time to time designate and appoint Administrative (or non-executive) Officers of the corporation in accordance with the provisions of Section 5.13 of these bylaws.

         V.4      REMOVAL AND RESIGNATION OF OFFICERS

         Subject to the rights, if any, of an executive officer under any contract of employment, any executive officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of an executive officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

         Any executive officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the executive officer is a party.

         Any Administrative (or non-executive) Officer may be removed, either with or without cause, at any time by the chief executive officer. Any Administrative (or non-executive) Officer may resign at any time by giving written notice to the chief executive officer or to the secretary of the corporation.

         V.5      VACANCIES IN OFFICES

         A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

         V.6      CHAIRMAN OF THE BOARD

         The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him or her by the board of directors or as may be prescribed by these bylaws. If there is no chairman of the board, then the chief executive officer of the corporation shall have the powers and duties prescribed herein.

         V.7      CHIEF EXECUTIVE OFFICER

         Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer of the corporation shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

         V.8      PRESIDENT AND CHIEF OPERATING OFFICER

         Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman and chief executive officer, if there be such an officer, the president and chief operating officer of the corporation shall, subject to the control of the board of directors, have general supervision over the operation of the corporation, including the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

         V.9      VICE PRESIDENTS

         In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the chief executive officer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the chief executive officer or the chairman of the board.

         V.10     SECRETARY

         The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

         V.11     CHIEF FINANCIAL OFFICER

         The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

         The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

         V.12     ASSISTANT SECRETARY

         The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

         V.13     ADMINISTRATIVE OFFICERS

         In addition to the Corporate Officers of the corporation as provided in
Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative (or non-executive) Officers of the corporation as may be designated and appointed from time to time by the chief executive officer of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the chief executive officer or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the chief executive officer without further approval by the board of directors.

         V.14     AUTHORITY AND DUTIES OF OFFICERS

         In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                   ARTICLE VI

                INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES

                                AND OTHER AGENTS

         VI.1     INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of Directors of the corporation.

         The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

         The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

         Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

         VI.2     INDEMNIFICATION OF OTHERS

         The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         VI.3     INSURANCE

         The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

         VI.4     SAVINGS CLAUSE

         If this Article VI or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director, officer, employee or agent of the corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

         VI.5     CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF   EXPENSES

         The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise prided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE VII

                               RECORDS AND REPORTS

         VII.1    MAINTENANCE AND INSPECTION OF RECORDS

         The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

         Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

         VII.2    INSPECTION BY DIRECTORS

         Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

         VII.3    ANNUAL STATEMENT TO STOCKHOLDERS

         The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

         VII.4    REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

         VII.5    CERTIFICATION AND INSPECTION OF BYLAWS

         The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII

                                 GENERAL MATTERS

         VIII.1   RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

         For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

         If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution.

         VIII.2   CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

         From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

         VIII.3   CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED

         The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         VIII.4   STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

         The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

         Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

         VIII.5   SPECIAL DESIGNATION ON CERTIFICATES

         If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         VIII.6   LOST CERTIFICATES

         Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

         VIII.7   TRANSFER AGENTS AND REGISTRARS

         The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

         VIII.8   CONSTRUCTION; DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

                                   ARTICLE IX

                                   AMENDMENTS

         The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

         Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                              ADVENT SOFTWARE, INC.

                            (a Delaware corporation)

                        (Amended as of November 19, 1999)

                              AMENDED AND RESTATED

                                    BYLAWS OF

                              ADVENT SOFTWARE, INC.
                            (a Delaware corporation)

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I  CORPORATE OFFICES...................................................1
 1.1      REGISTERED OFFICE....................................................1
 1.2      OTHER OFFICES........................................................1

ARTICLE II  MEETINGS OF STOCKHOLDERS...........................................1
 2.1      PLACE OF MEETINGS....................................................1
 2.2      ANNUAL MEETING.......................................................1
 2.3      SPECIAL MEETING......................................................2
 2.4      NOTICE OF STOCKHOLDERS' MEETINGS.....................................2
 2.5      ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS......2
 2.6      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.........................3
 2.7      QUORUM...............................................................4
 2.8      ADJOURNED MEETING; NOTICE............................................4
 2.9      VOTING...............................................................4
 2.10     STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING..............5
 2.11     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING...........................5
 2.12     PROXIES..............................................................5
 2.13     ORGANIZATION.........................................................6
 2.14     LIST OF STOCKHOLDERS ENTITLED TO VOTE................................6

ARTICLE III  DIRECTORS.........................................................6
 3.1      POWERS...............................................................6
 3.2      NUMBER OF DIRECTORS..................................................7
 3.3      ELECTION AND TERM OF OFFICE OF DIRECTORS.............................7
 3.4      RESIGNATION AND VACANCIES............................................7
 3.5      REMOVAL OF DIRECTORS.................................................8
 3.6      PLACE OF MEETINGS; MEETINGS BY TELEPHONE.............................8
 3.7      FIRST MEETINGS.......................................................8
 3.8      REGULAR MEETINGS.....................................................9

 3.9      SPECIAL MEETINGS; NOTICE.............................................9
 3.10     QUORUM...............................................................9
 3.11     WAIVER OF NOTICE....................................................10
 3.12     ADJOURNMENT.........................................................10
 3.13     NOTICE OF ADJOURNMENT...............................................10
 3.14     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING...................10
 3.15     FEES AND COMPENSATION OF DIRECTORS..................................10
 3.16     APPROVAL OF LOANS TO OFFICERS.......................................11

ARTICLE IV  COMMITTEES........................................................11
 4.1      COMMITTEES OF DIRECTORS.............................................11
 4.2      MEETINGS AND ACTION OF COMMITTEES...................................12
 4.3      COMMITTEE MINUTES...................................................12

ARTICLE V  OFFICERS...........................................................12
 5.1      OFFICERS............................................................12
 5.2      ELECTION OF OFFICERS................................................13
 5.3      SUBORDINATE OFFICERS................................................13
 5.4      REMOVAL AND RESIGNATION OF OFFICERS.................................13
 5.5      VACANCIES IN OFFICES................................................13
 5.6      CHAIRMAN OF THE BOARD...............................................14
 5.7      CHIEF EXECUTIVE OFFICER.............................................14
 5.8      PRESIDENT AND CHIEF OPERATING OFFICER...............................14
 5.9      VICE PRESIDENTS.....................................................14
 5.10     SECRETARY...........................................................14
 5.11     CHIEF FINANCIAL OFFICER.............................................15
 5.12     ASSISTANT SECRETARY.................................................15
 5.13     ADMINISTRATIVE OFFICERS.............................................16
 5.14     AUTHORITY AND DUTIES OF OFFICERS....................................16

ARTICLE VI  INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS16
 6.1      INDEMNIFICATION OF DIRECTORS AND OFFICERS...........................16
 6.2      INDEMNIFICATION OF OTHERS...........................................17
 6.3      INSURANCE...........................................................17
 6.4      SAVINGS CLAUSE......................................................18
 6.5      CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF  EXPENSES........18

ARTICLE VII  RECORDS AND REPORTS..............................................18
 7.1      MAINTENANCE AND INSPECTION OF RECORDS...............................18

 7.2      INSPECTION BY DIRECTORS.............................................19
 7.3      ANNUAL STATEMENT TO STOCKHOLDERS....................................19
 7.4      REPRESENTATION OF SHARES OF OTHER CORPORATIONS......................19
 7.5      CERTIFICATION AND INSPECTION OF BYLAWS..............................19

ARTICLE VIII  GENERAL MATTERS.................................................20
 8.1      RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING...............20
 8.2      CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS...........................20
 8.3      CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED..................20
 8.4      STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES....................20
 8.5      SPECIAL DESIGNATION ON CERTIFICATES.................................21
 8.6      LOST CERTIFICATES...................................................22
 8.7      TRANSFER AGENTS AND REGISTRARS......................................22
 8.8      CONSTRUCTION; DEFINITIONS...........................................22

ARTICLE IX  AMENDMENTS........................................................23

                              ADVENT SOFTWARE, INC.

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

     Advent Software, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that :

     A. The name of this Corporation, and the name under which it was originally incorporated, is Advent Software, Inc.

     B. The date of filing of this Corporation's original Certificate of Incorporation with the
Secretary of State of Delaware was October 4, 1995.

     C. Pursuant to Sections 241 and 245 of the Delaware General Corporation Law, this Amended and Restated Certificate of Incorporation restates, integrates and amends the provisions of the Corporation's Certificate of Incorporation as follows:

     FIRST. The name of this corporation is Advent Software, Inc.

     SECOND. The address of the corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH. This corporation is authorized to issue two classes of shares to be designated respectively Preferred Stock ("Preferred") and Common Stock ("Common"). The total number of shares of Preferred this corporation shall have authority to issue shall be 2,000,000, $.01 par value, and the total number of shares of Common which this corporation shall have the authority to issue shall be 120,000,000, $.01 par value.

     The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board). The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, to fix the number of shares of any such series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors is authorized, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares thereof then outstanding) the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation of any series, and to fix the number of shares of any series.

     FIFTH. The corporation is to have perpetual existence.

     SIXTH. The Board of Directors of the corporation is expressly authorized to adopt, amend or repeal the bylaws of the corporation, but the stockholders may make additional by-laws and may alter or repeal any by-law whether adopted by them or otherwise.

     SEVENTH. Elections of directors need not be by written ballot except and to the extent provided in the by-laws of the corporation.

     EIGHTH. A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or may hereafter be amended. Any repeal or modification of this Article EIGHTH shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

     IN WITNESS WHEREOF, Advent Software, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by Peter M. Caswell, its President, and attested by Irv H. Lichtenwald, its Secretary, this ______ day of May, 2000.

                                                     ADVENT SOFTWARE, INC.


                                                --------------------------------
                                                Peter M. Caswell, President

Attested:


------------------------------------
Irv H. Lichtenwald, Secretary

                                     PROXY
                             ADVENT SOFTWARE, INC.
               PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of ADVENT SOFTWARE, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 26, 2000, and hereby appoints Stephanie G. DiMarco and Irv H. Lichtenwald, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of ADVENT SOFTWARE, INC. to be held on Thursday, May 4, 2000, at 10:00 a.m., local time, at its corporate offices located at 301 Brannan Street, San Francisco, California and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE
CERTIFICATE OF INCORPORATION, FOR THE AMENDMENT TO THE BOARD OF DIRECTORS' OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


-------------                                                      -------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

[X]  Please mark
     votes as in
     this example




1.  Election of Directors

    NOMINEES:  (01) Peter M. Caswell, (02)Stephanie G. DiMarco,
    (03)Frank H. Robinson, (04) Wendell G. Van Auken, (05) William F. Zuendt,
    (06)Monte Zweben

                         FOR                   WITHHELD
                         [_]                     [_]

    [_] _____________________________________________________________________
         For all nominees except as noted above.


                                                     FOR      AGAINST    ABSTAIN
2.  Proposal to approve an amendment to the          [_]        [_]        [_]
    Company's certificate of incorporation to
    increase the number of authorized shares
    of the Company's Common Stock from
    40,000,000 to 120,000,000.
                                                     FOR      AGAINST    ABSTAIN
3.  Proposal to approve an amendment of the          [_]        [_]        [_]
    Company's 1995 Directors' Option Plan
    providing for an increase in the number of shares of the Company's Common Stock reserved for issuance thereunder by 200,000 shares.

                                                     FOR      AGAINST    ABSTAIN
4.  Proposal to ratify the appointment of            [_]        [_]        [_]
    PricwaterhouseCoopers LLP, as the independent accountants of the Company for fiscal 2000.


MARK HERE IF YOU PLAN TO ATTEND THE MEETING          [_]

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW          [_]


Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:_________________ Date:______ Signature:_________________ Date:______